UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

October 10, 2007

MACROCHEM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-13634 (Commission file number)	04 2744744 (IRS employer identification number)

40 Washington Street, Suite 220, Wellesley Hills, MA 02481
(Address of Principal Executive Offices) (Zip Code) Registrant’s telephone number, including area code: (781) 489-7310

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed in order to attach a revised exhibit 10.1 - Securities Purchase Agreement, dated October 10, 2007 by and among MacroChem Corporation and the purchasers listed on the signature pages thereto -

which was originally filed by Macrochem Corporation in the Form 8-K on October 11, 2007 under item 9.01. The revised exhibit 10.1 filed herewith includes the signature pages of the purchasers which were not previously included.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Securities Purchase Agreement, dated October 10, 2007 by and among MacroChem Corporation and the purchasers listed on the signature pages thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROCHEM CORPORATION

Dated: October 15, 2007	By:	/s/ Bernard R. Patriacca
	Name:	Bernard R. Patriacca
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed herewith:

10.1	Securities Purchase Agreement, dated October 10, 2007 by and among MacroChem Corporation and the purchasers listed on the signature pages thereto.